UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2026
Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500
Denver, CO 80237
(Address of principal executive offices) (Zip Code)

(720) 428-5050
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Healthpeak Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on April 30, 2026. At the Annual Meeting, there were present, in person or by proxy, 632,249,628 shares of the Company’s common stock, which represented approximately 91% of the shares entitled to vote and constituted a quorum. Set forth below are the voting results for the three proposals considered and voted upon at the Annual Meeting. Each proposal and the voting standard for that proposal were described in the Proxy Statement.

Proposal 1. All of the nominees listed below were elected to the Board of Directors of the Company (the "Board"), each having received the affirmative vote of a majority of the votes cast. Immediately following the Annual Meeting, the size of the Board was reduced to nine members.

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
Scott M. Brinker	584,377,464	1,939,714	893,815	45,038,635	99.7%
Katherine M. Sandstrom	565,234,322	21,091,489	885,182	45,038,635	96.4%
John T. Thomas	584,858,185	1,429,228	923,580	45,038,635	99.8%
Brian G. Cartwright	576,543,232	9,745,992	921,769	45,038,635	98.3%
James B. Connor	572,180,961	14,104,793	925,239	45,038,635	97.6%
R. Kent Griffin, Jr.	583,541,133	2,748,162	921,698	45,038,635	99.5%
Sara G. Lewis	578,941,583	6,889,446	1,379,964	45,038,635	98.8%
Ava E. Lias-Booker	580,428,642	5,390,539	1,391,812	45,038,635	99.1%
Richard A. Weiss	585,257,928	1,034,993	918,072	45,038,635	99.8%

Proposal 2. The advisory vote to approve 2025 executive compensation was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
522,635,664	63,010,865	1,564,464	45,038,635	89.2%

Proposal 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, was approved.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
613,823,293	17,504,933	921,402	N/A	97.2%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2026
Healthpeak Properties, Inc.

	By:	/s/ Tracy A. Porter
Tracy A. Porter
Executive Vice President and General Counsel